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                                                                      EXHIBIT 21

     The following is a list of subsidiaries of Warner-Lambert showing the state or country of organization and the percentage of voting securities owned by Warner-Lambert or by subsidiaries of Warner-Lambert as of December 31, 1997. Except as otherwise indicated, such subsidiaries are included in the consolidated financial statements.

                                           STATE OR COUNTRY
NAME OF SUBSIDIARY                          OF ORGANIZATION         PERCENTAGE OF OWNERSHIP
-----------------------------------   ---------------------------   --------------------------------------------------------
American Chicle Company............   Delaware                      100
Euronett, Inc. ....................   Delaware                      100
International Affiliated
  Corporation......................   Delaware                      100
    Warner-Lambert GmbH............   Germany                       100     International Affiliated Corporation
        Parke-Davis GmbH...........   Germany                       100     Warner-Lambert GmbH
        Goedecke
          Aktiengesellschaft.......   Germany                       100     Warner-Lambert GmbH
            Adenylchemie GmbH......   Germany                       100     Goedecke Aktiengesellschaft
            Goedecke Gesellschaft
              m.b.H................   Austria                       100     Goedecke Aktiengesellschaft
        International Company for
          Gum and Confectionery
          (INCOGUM) S.A.E. ........   Egypt                          57     Warner-Lambert GmbH
        PanServ-Anzeigen-Service
          GmbH.....................   Germany                       100     Warner-Lambert GmbH
        Warner-Lambert Consumer
          Products GmbH, Berlin....   Germany                       100     Warner-Lambert GmbH
            Wilkinson Sword GmbH...   Austria                       100     Warner-Lambert Consumer Products GmbH, Berlin
            S.A. Wilkinson Sword
              NV...................   Belgium                       100     Warner-Lambert Consumer Products GmbH, Berlin
            Wilkinson Sword
              S.p.A. ..............   Italy                          99     Warner-Lambert Consumer Products GmbH, Berlin
                                                                      1     Wilkinson Sword Limited
            Wilkinson Sword
              S.A.E. ..............   Spain                         100     Warner-Lambert Consumer Products GmbH, Berlin
            Wilkinson Sword Tras
              Urunleri Ticaret Ltd.
              Sirketi..............   Turkey                         99.8   Warner-Lambert Consumer Products GmbH, Berlin
                                                                       .2   Warner-Lambert GmbH
            Wilkinson Sword
              Verwaltungs GmbH.....   Germany                       100     Warner-Lambert Consumer Products GmbH, Berlin
                W&A
             Grundstucksverwaltungs
                  GbR..............   Germany                        98     Wilkinson Sword Verwaltungs GmbH
                                                                      2     Warner-Lambert Consumer Products GmbH, Berlin
        Warner-Lambert Europaische
          Beteiligungs GmbH........   Germany                       100     Warner-Lambert GmbH
            Parke-Davis GmbH.......   Austria                       100     Warner-Lambert Europaische Beteiligungs GmbH
            Warner-Lambert
              (Schweiz) AG.........   Switzerland                   100     Warner-Lambert Europaische Beteiligungs GmbH
Keystone Chemurgic Corp............   Delaware                      100
    Exchic C.A. Limited............   Bermuda                        57.4
                                                                     42.6   Keystone Chemurgic Corp.
    Warner-Lambert Guatemala,
      S.A. ........................   Guatemala                     100     Keystone Chemurgic Corp.
Lambert & Feasley, Inc.............   New York                      100
Latin American Holdings Inc. ......   Delaware                      100
    Laboratorios Laprofa, Sociedad
      Anonima......................   Guatemala                     100     Latin American Holdings Inc.
    Warner-Lambert Industria e
      Comercio Limitada............   Brazil                        100     Latin American Holdings Inc.
        Quantum Investments
          S.A. ....................   Uruguay                       100     Warner-Lambert Industria e Comercio Limitada
            Adams S.A..............   Argentina                     100     Quantum Investments S.A.
Med-Tech Ventures, Inc. ...........   Delaware                      100
Meito Adams Co., Ltd.*.............   Japan                          50
Parke-Davis Sales Corporation......   Virgin Islands                100
Parke, Davis & Company
  ('Parke-Davis')..................   Michigan                      100
    Parke-Davis Korea Limited......   Korea                         100     Parke-Davis
    P-D Co., Inc. .................   Delaware                      100     Parke-Davis
        Warner-Lambert (Belgium)
          N.V. ....................   Belgium                       100     P-D Co., Inc.
        Capsugel AG................   Switzerland                   100     P-D Co., Inc.
        Empresas Warner Lambert
          S.A. ....................   Chile                          90     P-D Co., Inc.
                                                                     10     Tabor Corporation
        Parke-Davis (Thailand)
          Limited..................   Thailand                      100     P-D Co., Inc.
        Parke-Davis ('Parke-Davis
          France').................   France                         84.1   P-D Co., Inc.
                                                                     14     Warner-Lambert Ireland Limited
                                                                      1.9   Goedecke Aktiengesellschaft
            Adams France...........   France                        100     Parke-Davis France
            Cachou Lajaunie........   France                        100     Parke-Davis France
            Capsugel France........   France                        100     Parke-Davis France

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
                                           STATE OR COUNTRY
NAME OF SUBSIDIARY                          OF ORGANIZATION         PERCENTAGE OF OWNERSHIP
-----------------------------------   ---------------------------   --------------------------------------------------------

            Societe Nouvelle des
              Pastilles de Vichy...   France                        100     Parke-Davis France
        Warner-Lambert Company
          AG.......................   Switzerland                   100     P-D Co., Inc.
            Adams (Thailand)
              Limited..............   Thailand                      100     Warner-Lambert Company AG
            Warner-Lambert (East
              Africa) Limited......   Kenya                         100     Warner-Lambert Company AG
            Warner-Lambert Pottery
              Road Limited.........   Ireland                       100     Warner-Lambert Company AG
    Parke, Davis & Company,
      Limited......................   Pakistan                       75.6   Parke-Davis
    Parke Davis International
      Limited......................   Bahamas                       100     Parke-Davis
    Parke Davis Pty. Limited.......   Australia                     100     Parke-Davis
        Warner-Lambert Pty.
          Limited..................   Australia                     100     Parke Davis Pty. Limited
        Warner-Lambert Consumer
          Healthcare Pty.
          Limited..................   Australia                     100     Parke Davis Pty. Limited
    Warner-Lambert (UK) Limited....   United Kingdom                100     Parke-Davis
        Lambert Chemical Company
          Limited..................   United Kingdom                100     Warner-Lambert (UK) Limited
        Parke Davis & Co.
          Limited..................   Jersey, Channel Islands       100     Warner-Lambert (UK) Limited
        Wilkinson Sword Limited....   United Kingdom                100     Warner-Lambert (UK) Limited
    Warner-Lambert Canada Inc. ....   Canada                        100     Parke-Davis
        Glaxo Wellcome
          Warner-Lambert, OTC*.....   Canada                         50     Warner-Lambert Canada Inc.
        Omni Laboratories Inc. ....   Canada                        100     Warner-Lambert Canada Inc.
        Parke-Davis Afrique de
          l'Ouest..................   Senegal                       100     Warner-Lambert Canada Inc.
        Renrall K.K................   Japan                          75     Warner-Lambert Canada Inc.
                                                                     25     Warner-Lambert K.K.
Warner-Lambert Espana, S.A. .......   Spain                          86
                                                                     14     Warner-Lambert Company AG
    Laboratorios Parke Davis,
      S.L. ........................   Spain                         100     Warner-Lambert Espana, S.A.
Parke-Davis S.p.A..................   Italy                         100     (Indirect)
Warner-Lambert Nordic AB...........   Sweden                        100
P.T. Capsugel Indonesia............   Indonesia                      90
                                                                     10     International Affiliated Corporation
Suzhou Capsugel'r' Ltd.*...........   People's Republic of China     50
Tabor Corporation..................   Delaware                      100
    Chicle Adams, S.A..............   Colombia                       80.3   Tabor Corporation
                                                                     19.7   Latin American Holdings Inc.
Tetra-Werke Dr. rer. nat. Ulrich
  Baensch GmbH.....................   Germany                       100     (Indirect)
    Tetra Heimtierbedarf
      Verwaltungsgesellschaft
      m.b.H........................   Germany                       100     Tetra-Werke Dr. rer. nat. Ulrich Baensch GmbH
    Tetra Werke Holding GmbH.......   Germany                       100     Tetra-Werke Dr. rer. nat. Ulrich Baensch GmbH
        Tetra Heimtierbedarf
          GmbH.....................   Germany                       100     Tetra Werke Holding GmbH
            Biorell GmbH...........   Germany                       100     Tetra Heimtierbedarf GmbH
                HILENA Biologische
                  und Chemische
                  Erzeugnisse
                  GmbH.............   Germany                       100     Biorell GmbH
            Zoomedica Frickhinger
              GmbH.................   Germany                       100     Tetra Heimtierbedarf GmbH
    Wilkinson Sword GmbH...........   Germany                        51     Tetra-Werke Dr. rer. nat. Ulrich Baensch GmbH
                                                                     49     Warner-Lambert Consumer Products GmbH, Berlin
Warner-Lambert Consumer
  Healthcare.......................   New York                       92.4
                                                                      7.6   Warner-Lambert Ltd.
Warner-Lambert de Venezuela S.A....   Venezuela                      93.2
                                                                      6.8   Parke-Davis
    Chicle Adams, S.A. ............   Venezuela                     100     Warner-Lambert de Venezuela S.A.
    Laboratorios Substantia,
      C.A..........................   Venezuela                      80     Warner-Lambert de Venezuela S.A.
Warner-Lambert Europe N.V. ........   Belgium                        99.8
                                                                       .2   P-D Co., Inc.
Warner-Lambert Holland B.V. .......   Netherlands                   100
    Parke-Davis B.V. ..............   Netherlands                   100     Warner-Lambert Holland B.V.
        Grupo Warner Lambert
          Mexico, S.A. de C.V. ....   Mexico                        100     Parke-Davis B.V.
        Warner Lambert
          Distribuidora, S.A. de
          C.V......................   Mexico                        100     Parke-Davis B.V.
        Warner-Lambert Philippines,
          Inc......................   Philippines                   100     Parke-Davis B.V.
        Zalmplaat Holding B.V. ....   Netherlands                   100     Parke-Davis B.V.

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
                                           STATE OR COUNTRY
NAME OF SUBSIDIARY                          OF ORGANIZATION         PERCENTAGE OF OWNERSHIP
-----------------------------------   ---------------------------   --------------------------------------------------------

            Dom Farm S.C.A. .......   France                        100     Zalmplaat Holding B.V.
                Jouveinal
                  S.C.A. ..........   France                         62.2   Dom Farm S.C.A.
                                                                     25.1   Zalmplaat Holding B.V.
                                                                     12.7   Parke-Davis
                                      Cayman Islands,
                                      British West Indies
    Parke-Davis Pharmaceuticals
      Limited......................                                  99     Warner-Lambert Holland B.V.
                                                                      1     Parke-Davis B.V.
    Schick Nederland B.V. .........   Netherlands                   100     Warner-Lambert Holland B.V.
        Warner Lambert A.E.........   Greece                         99     Schick Nederland B.V.
                                                                      1     Warner-Lambert Holland B.V.
    Warner-Lambert Ireland
      Limited......................   Ireland                       100     Warner-Lambert Holland B.V.
        Plaistow Limited...........   Ireland                       100     Warner-Lambert Ireland Limited
            Warner-Lambert Plaistow
              Manufacturing........   Ireland                        50     Plaistow Limited
                                                                     50     Warner-Lambert Export Limited
        Warner-Lambert Distributors
          (Ireland) Limited........   Ireland                       100     Warner-Lambert Ireland Limited
        Warner-Lambert Export
          Limited..................   Ireland                       100     Warner-Lambert Ireland Limited
            Island
              Pharmaceuticals......   Ireland                       100     Warner-Lambert Export Limited
            Warner-Lambert Cork
              Limited..............   Ireland                       100     Warner-Lambert Export Limited
    Wilkinson Sword Nederland
      B.V. ........................   Netherlands                   100     Warner-Lambert Holland B.V.
Warner-Lambert Inc. ...............   Nevada                        100
Warner-Lambert India Private
  Limited..........................   India                         100
Warner-Lambert K.K. ...............   Japan                          65
                                                                     35     Tetra-Werke Dr. rer. nat. Ulrich Baensch GmbH
Warner-Lambert Ltd. ...............   Delaware                      100
    Warner-Lambert de Panama,
      Sociedad Anonima.............   Panama                        100     Warner-Lambert Ltd.
                                      Cayman Islands,
                                      British West Indies
Warner-Lambert Manufacturing
  (Ireland) Ltd. ..................                                 100
Warner-Lambert (NZ) Limited........   New Zealand                   100
    Warner-Lambert Consumer
      Healthcare Pty. Limited......   New Zealand                   100     Warner-Lambert (NZ) Limited
Warner-Lambert (Portugal) Comercio
  e Industria, Limitada............   Portugal                      100
Warner-Lambert S.A. (Proprietary)
  Limited..........................   South Africa                  100
    Wilcox Sweets (Proprietary)
      Limited......................   South Africa                  100     Warner-Lambert S.A. (Proprietary) Limited
Warner-Lambert (Thailand)
  Limited..........................   Thailand                      100     (Indirect)
W-C Laboratories Inc. .............   Delaware                      100
Willinger Bros., Inc. .............   Delaware                      100

------------

* Subsidiary not consolidated

     The foregoing list omits 9 domestic subsidiaries and 83 foreign subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.


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